                                                                   Exhibit 10.16
                               Silicon Valley Bank
                                3003 Tasman Drive
                             Santa Clara, Ca. 95054
                       (408) 654-1000 - Fax (408) 980-6410

                     ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

     This Accounts Receivable Purchase Agreement (the "Agreement") is made as of the Effective Date by and between  Silicon Valley Bank ("Buyer")  having a place of  business at the address  specified  above and  Cognigen  Networks,  Inc.,  a
Colorado  corporation,  ("Seller")  having its  principal  place of business and chief executive office at 7001 Seaview Avenue NW, Suite 210,  Seattle,  WA 98117
and with a FAX number of _(206) 297-6161. -

1.   Definitions. When used herein, the following terms shall have the following meanings.  "Account Balance" shall mean, on any given day, the gross amount of all Purchased  Receivables  unpaid on that day.  "Account  Debtor" shall have the meaning set forth in the California  Uniform  Commercial  Code and shall  include any person  liable on any  Purchased  Receivable,  including without  limitation,  any  guarantor of the  Purchased  Receivable  and any issuer of a letter of credit or banker's  acceptance.  "Adjustments"  shall mean all discounts, allowances, returns, disputes, counterclaims,  offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments,  asserted by or on behalf of any Account  Debtor with  respect to any  Purchased  Receivable.  "Advance"  shall have the meaning set forth in
     Section  2.2  hereof.  "Collateral"  shall  have the  meaning  set forth in
     Section 8 hereof. "Collections" shall mean all good funds received by Buyer from  or  on  behalf  of  an  Account  Debtor  with  respect  to  Purchased
     Receivables.  "Compliance Certificate" shall mean a certificate,  in a form provided by Buyer to Seller,  which contains the certification of the chief financial officer of Seller that, among other things,  the  representations and  warranties  set forth in this Agreement are true and correct as of the date such  certificate  is delivered.  "Due  Diligence  Fee" shall have the meaning set for in Section 3.7 hereof.  "Effective  Date" is the date Buyer executes  this  Agreement.  "Event of  Default"  shall have the meaning set forth in Section 9 hereof.  "Facility Fee" shall have the meaning set forth in Section 3.6 hereof.  "Finance  Charges" shall have the meaning set forth in Section 3.2 hereof. "Invoice Transmittal" shall mean a writing signed by an authorized  representative  of Seller which  accurately  identifies  the receivables  which Buyer, at its election,  may purchase,  and includes for each such  receivable  the correct amount owed by the Account  Debtor,  the name and address of the Account  Debtor,  the invoice  number,  the invoice date and the account code. "Obligations" shall mean all advances, financial accommodations,  liabilities,  obligations,  covenants  and  duties  owing, arising,  due or payable by Seller to Buyer of any kind or nature,  present or future,  arising under or in connection with this Agreement or under any other  document,  instrument or agreement,  whether or not evidenced by any note,  guarantee  or other  instrument,  whether  arising  on account or by
     overdraft,   whether  direct  or  indirect  (including  those  acquired  by assignment) absolute or contingent,  primary or secondary, due or to become due,  now owing or  hereafter  arising,  and however  acquired;  including, without limitation,  all Advances,  Finance Charges,  interest,  Repurchase
     Amounts,  fees,  expenses,  professional  fees and attorneys'  fees and any
     other  sums  chargeable  to  Seller  hereunder  or  otherwise.   "Purchased
     Receivables"  shall mean all those  accounts,  receivables,  chattel paper, instruments,  contract rights, documents,  general intangibles,  letters of credit,  drafts,  bankers  acceptances,  and  rights  to  payment,  and all proceeds thereof (all of the foregoing being referred to as "receivables"), arising out of the invoices and other agreements identified on or delivered with any  Invoice  Transmittal  delivered  by Seller to Buyer  which  Buyer elects to purchase  and for which Buyer  makes an Advance.  "Refund"  shall have the meaning set forth in Section 3.5 hereof.  "Reserve" shall have the meaning set forth in Section 2.4 hereof. "Repurchase Amount" shall have the meaning set forth in Section 4.2 hereof.  "Reconciliation  Date" shall mean the  last  calendar  day of  each  Reconciliation  Period.  "Reconciliation
     Period" shall mean each calendar month of every year.

2.   Purchase and Sale of Receivables.

2.1. Offer to Sell Receivables.  During the term hereof, and provided that there does not then exist any Event of  Default  or any event  that with  notice, lapse of time or otherwise would constitute an Event of Default, Seller may request  that  Buyer  purchase  receivables  and  Buyer  may,  in its  sole discretion, elect to purchase receivables. Seller shall deliver to Buyer an
     Invoice  Transmittal with respect to any receivable for which a request for purchase is made.  An authorized  representative  of Seller shall sign each
     Invoice Transmittal  delivered to Buyer. Buyer shall be entitled to rely on all the  information  provided  by Seller  to Buyer on or with the  Invoice
     Transmittal  and to rely on the signature on any Invoice  Transmittal as an authorized signature of Seller.

2.2. Acceptance of  Receivables.  Buyer shall have no obligation to purchase any receivable  listed on an Invoice  Transmittal.  Buyer may exercise its sole discretion in approving the credit of each Account Debtor before buying any receivable.  Upon  acceptance  by  Buyer  of all or any of the  receivables described  on any  Invoice  Transmittal,  Buyer  shall pay to Seller  65(%)
     percent of the face amount of each  receivable  Buyer  desires to purchase, net of deferred  revenue and ----- offsets related to each specific Account
     Debtor.   Such  payment  shall  be  the  "Advance"  with  respect  to  such receivable.  Buyer may, from time to time, in its sole  discretion,  change the  percentage of the Advance.  Upon Buyer's  acceptance of the receivable and  payment  to Seller  of the  Advance,  the  receivable  shall  become a
     "Purchased  Receivable."  It shall be a condition  to each Advance that (i)
     all of the  representations  and  warranties set forth in Section 6 of this
     Agreement be true and correct on and as of the date of the related  Invoice
     Transmittal and on and as of the date of such Advance as though made at and as of each  such  date,  and  (ii) no  Event  of  Default  or any  event or condition that with notice,  lapse of time or otherwise would constitute an
     Event of Default  shall have  occurred and be  continuing,  or would result from such Advance.  Notwithstanding  the  foregoing,  in no event shall the aggregate  amount  of all  Purchased  Receivables  outstanding  at any time exceed One Million Two Hundred Fifty Thousand Dollars ($1,250,000).

2.3. Effectiveness  of Sale to  Buyer.  Effective  upon  Buyer's  payment  of an
     Advance, and for and in consideration  therefor and in consideration of the covenants of this Agreement,  Seller hereby absolutely sells, transfers and assigns to Buyer, all of Seller's right,  title and interest in and to each
     Purchased  Receivable and all monies due or which may become due on or with respect to such Purchased Receivable.  Buyer shall be the absolute owner of each  Purchased  Receivable.  Buyer shall have,  with  respect to any goods related to the  Purchased  Receivable,  all the rights and  remedies  of an unpaid  seller  under  the  California  Uniform  Commercial  Code and other applicable  law,  including  the rights of  replevin,  claim and  delivery, reclamation and stoppage in transit.

2.4. Establishment  of a Reserve.  Upon the purchase by Buyer of each  Purchased
     Receivable,  Buyer  shall  establish a reserve.  The  reserve  shall be the amount by which the face  amount of the  Purchased  Receivable  exceeds the
     Advance on that Purchased Receivable (the "Reserve"); provided, the Reserve with respect to all Purchased Receivables outstanding at any one time shall be an amount not less than 35(%)  percent  of the  Account  Balance at that time and may be set at a higher percentage at Buyer's sole discretion.  The reserve  shall be a book  balance  maintained  on the  records of Buyer and shall not be a segregated fund.

3.   Collections, Charges and Remittances.

3.1. Collections.  Upon receipt by Buyer of  Collections,  Buyer shall  promptly credit such  Collections  to  Seller's  Account  Balance on a daily  basis;
     provided,  that if Seller is in default under this  Agreement,  Buyer shall apply all Collections to Seller's  Obligations  hereunder in such order and manner as Buyer may  determine.  If an item of collection is not honored or
     Buyer does not  receive  good  funds for any  reason,  the amount  shall be included in the Account Balance as if the Collections had not been received and Finance Charges under Section 3.2 shall accrue thereon.

3.2. Finance Charges.  On each  Reconciliation  Date Seller shall pay to Buyer a finance  charge in an  amount  equal to 1.30 (%)  percent  per month of the
     average   daily  Account   Balance   outstanding   during  the   applicable
     Reconciliation  Period (the  "Finance  Charges").  Buyer  shall  deduct the accrued Finance Charges from the Reserve as set forth in Section 3.5 below.

3.3. Intentionally Omitted

3.4. Accounting.  Buyer  shall  prepare  and send to  Seller  after the close of business for each Reconciliation  Period, an accounting of the transactions for that  Reconciliation  Period,  including  the  amount of all  Purchased
     Receivables,   all   Collections,   Adjustments  and  Finance  Charges  The
     accounting  shall be deemed  correct and  conclusive  unless  Seller  makes written  objection to Buyer  within  thirty (30) days after the Buyer mails the accounting to Seller.

3.5. Refund to  Seller.  Provided  that  there  does not then  exist an Event of
     Default  or any  event or  condition  that  with  notice,  lapse of time or otherwise  would  constitute  an Event of Default,  Buyer  shall  refund to
     Seller by check after the  Reconciliation  Date, the amount,  if any, which
     Buyer owes to Seller at the end of the  Reconciliation  Period according to the  accounting  prepared  by Buyer  for that  Reconciliation  Period  (the
     "Refund"). The Refund shall be an amount equal to:

     (A)   (1) The Reserve as of the beginning of that Reconciliation Period, plus
           (2) the Reserve created for each Purchased Receivable purchased during that Reconciliation Period, minus

     (B) The total for that Reconciliation Period of:

           (1) Intentionally Omitted;
           (2) Finance Charges;
           (3) Adjustments;
           (4) Repurchase Amounts, to the extent Buyer has agreed to accept payment thereof by deduction from the Refund;
           (5) the Reserve for the Account Balance as of the first day of the following Reconciliation Period in the minimum percentage set forth in Section 2.4 hereof; and
           (6) all amounts due, including professional fees and expenses, as set forth in Section  12 for which  oral or  written  demand has been made by Buyer to Seller during that Reconciliation  Period to the extent  Buyer has agreed to accept  payment  thereof by deduction from the  Refund.  In the  event  the  formula  set forth in this
               Section 3.5 results in an amount due to Buyer from Seller, Seller shall  make  such  payment  in the same  manner  as set  forth in
               Section 4.3 hereof for  repurchases.  If the formula set forth in this  Section  3.5 results in an amount due to Seller from Buyer,
               Buyer shall make such payment by check, subject to Buyer's rights under Section 4.3 and Buyer's rights of offset and recoupment.

3.6. Facility Fee. A fully earned,  non-refundable facility fee of $10,000 shall be due upon execution of this Agreement.

3.7. Due  Diligence  Fee. A fully  earned,  non-refundable  due diligence fee of
     $2,500 is due immediately (the "Due Diligence Fee") (previously received by
     Buyer).

4.   Recourse and Repurchase Obligations.

4.1. Recourse. Buyer's acquisition of Purchased Receivables from Seller shall be with full recourse against Seller. In the event the Obligations  exceed the amount of Purchased Receivables and Collateral,  Seller shall be liable for any deficiency.

4.2. Seller's Agreement to Repurchase.  Seller agrees to pay to Buyer on demand, the full face amount, or any unpaid portion, of any Purchased Receivable:
     (A)  which remains unpaid ninety (90) calendar days after the invoice date;
          or
     (B)  which is owed by any  Account  Debtor who has filed,  or has had filed against  it,  any  bankruptcy  case,  assignment  for the  benefit  of creditors,  receivership,  or insolvency  proceeding or who has become insolvent (as defined in the United States  Bankruptcy Code) or who is generally not paying its debts as such debts become due; or
     (C)  with  respect  to which  there  has been any  breach  of  warranty  or representation  set forth in  Section  6 hereof  or any  breach of any covenant contained in this Agreement; or
     (D)  with  respect  to which  the  Account  Debtor  asserts  any  discount, allowance,  return, dispute,  counterclaim,  offset, defense, right of recoupment,  right  of  return,  warranty  claim,  or  short  payment;
          together with all  reasonable  attorneys'  and  professional  fees and expenses  and all court  costs  incurred by Buyer in  collecting  such
          Purchased  Receivable and/or enforcing its rights under, or collecting
          amounts   owed  by  Seller  in   connection   with,   this   Agreement
          (collectively, the "Repurchase Amount").

4.3. Seller's Payment of the Repurchase  Amount or Other Amounts Due Buyer. When
     any  Repurchase  Amount or other amount owing to Buyer  becomes due,  Buyer shall inform  Seller of the manner of payment  which may be any one or more of the following in Buyer's sole  discretion:  (a) in cash immediately upon demand  therefor;  (b) by delivery of  substitute  invoices  and an Invoice
     Transmittal  acceptable  to Buyer which shall  thereupon  become  Purchased
     Receivables;  (c) by  adjustment  to the  Reserve  pursuant  to Section 3.5 hereof;  (d) by  deduction  from or offset  against  the Refund  that would otherwise  be due and payable to Seller;  (e) by  deduction  from or offset against the amount that  otherwise  would be forwarded to Seller in respect of  any  further  Advances  that  may  be  made  by  Buyer;  or  (f) by any combination of the foregoing as Buyer may from time to time choose.

4.4. Seller's Agreement to Repurchase All Purchased Receivables.  Upon and after the  occurrence of an Event of Default,  Seller shall,  upon Buyer's demand
     (or, in the case of an Event of Default  under  Section  9(B),  immediately
     without  notice  or  demand  from  Buyer)   repurchase  all  the  Purchased
     Receivables then outstanding,  or such portion thereof as Buyer may demand.
     Such demand may, at Buyer's  option,  include and Seller shall pay to Buyer immediately  upon  demand,  cash in an  amount  equal to the  Advance  with respect to each Purchased  Receivable  then  outstanding  together with all accrued Finance Charges,  Adjustments,  attorney's and  professional  fees, court costs and expenses as provided for herein, and any other Obligations.
     Upon receipt of payment in full of the Obligations, Buyer shall immediately instruct Account Debtors to pay Seller  directly,  and return to Seller any
     Refund due to Seller.  For the purpose of calculating  any Refund due under this Section only, the  Reconciliation  Date shall be deemed to be the date
     Buyer receives  payment in good funds of all the Obligations as provided in this Section 4.4.

5.   Power of Attorney.  Seller does hereby  irrevocably  appoint  Buyer and its successors  and assigns as Seller's true and lawful  attorney in fact,  and hereby authorizes  Buyer,  regardless of whether there has been an Event of
     Default, (a) to sell, assign, transfer,  pledge,  compromise,  or discharge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased  Receivables and to compromise,  prosecute,  or defend any action, claim, case or proceeding relating to the Purchased  Receivables,  including the filing of a claim or the voting of such claims in any  bankruptcy  case,  all in Buyer's name or
     Seller's name, as Buyer may choose; (c) to prepare,  file and sign Seller's name on any  notice,  claim,  assignment,  demand,  draft,  or notice of or satisfaction of lien or mechanics' lien or similar document with respect to
     Purchased  Receivables;  (d) to notify all Account  Debtors with respect to the Purchased Receivables to pay Buyer directly;  (e) to receive, open, and dispose of all mail  addressed to Seller for the purpose of collecting  the
     Purchased Receivables;  (f) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivables;  (g) to execute on behalf of
     Seller any and all  instruments,  documents,  financing  statements and the like  to  perfect  Buyer's  interests  in  the  Purchased  Receivables  and
     Collateral;  and (h) to do all acts and things  necessary or expedient,  in furtherance of any such  purposes.  If Buyer receives a check or item which is payment for both a Purchased  Receivable  and  another  receivable,  the funds shall first be applied to the  Purchased  Receivable  and, so long as there  does not exist an Event of  Default  or an event  that with  notice, lapse of time or otherwise would constitute an Event of Default, the excess shall be remitted to Seller.  Upon the  occurrence and  continuation  of an
     Event of Default,  all of the power of attorney rights granted by Seller to
     Buyer   hereunder  shall  be  applicable  with  respect  to  all  Purchased
     Receivables and all Collateral.

6.   Representations, Warranties and Covenants.

6.1. Receivables' Warranties,  Representations and Covenants. To induce Buyer to buy  receivables  and to renders  its  services  to  Seller,  and with full knowledge  that the truth and  accuracy of the  following  are being relied upon by the Buyer in determining whether to accept receivables as Purchased
     Receivables,  Seller  represents,  warrants,  covenants  and  agrees,  with respect to each Invoice Transmittal  delivered to Buyer and each receivable described therein, that:
     (A)  Seller  is the  absolute  owner of each  receivable  set  forth in the
          Invoice  Transmittal  and has full legal right to sell,  transfer  and assign such receivables;
     (B)  The correct  amount of each  receivable is as set forth in the Invoice
          Transmittal and is not in dispute;
     (C)  The payment of each  receivable is not contingent upon the fulfillment of any  obligation  or  contract,  past  or  future  and  any  and all obligations  required of the Seller have been fulfilled as of the date of the Invoice Transmittal;
     (D)  Each  receivable  set forth on the Invoice  Transmittal is based on an actual sale and delivery of goods and/or services  actually  rendered, is presently  due and owing to Seller,  is not past due or in default, has not been previously sold, assigned,  transferred,  or pledged, and is free of any and all  liens,  security  interests  and  encumbrances other than liens, security interests or encumbrances in favor of Buyer or any other division or affiliate of Silicon Valley Bank;
     (E)  There are no defenses,  offsets,  or counterclaims  against any of the receivables,  and no  agreement  has been made under which the Account
          Debtor may claim any deduction or discount, except as otherwise stated
          in the Invoice Transmittal;
     (F)  Each Purchased Receivable shall be the property of the Buyer and shall be  collected  by  Buyer,  but if for any  reason it should be paid to
          Seller, Seller shall promptly notify Buyer of such payment, shall hold any checks,  drafts, or monies so received in trust for the benefit of
          Buyer, and shall promptly transfer and deliver the same to the Buyer;
     (G)  Buyer  shall  have the  right of  endorsement,  and also the  right to require  endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;
     (H)  Seller, and to Seller's best knowledge,  each Account Debtor set forth in the Invoice Transmittal,  are and shall remain solvent as that term is defined in the United  States  Bankruptcy  Code and the  California
          Uniform  Commercial  Code, and no such Account Debtor has filed or had filed against it a voluntary or involuntary  petition for relief under the United States Bankruptcy Code;
     (I)  Each Account Debtor named on the Invoice  Transmittal  will not object to the  payment  for,  or the  quality or the  quantity of the subject matter  of, the  receivable  and is liable for the amount set forth on the Invoice Transmittal;
     (J)  Each Account  Debtor shall promptly be notified,  after  acceptance by
          Buyer,  that the Purchased  Receivable has been  transferred to and is payable to Buyer,  and  Seller  shall not take or permit any action to countermand such notification; and
     (K)  All  receivables  forwarded  to and  accepted  by Buyer after the date hereof, and thereby becoming Purchased Receivables,  shall comply with each  and  every  one of the  foregoing  representations,  warranties, covenants and agreements referred to above in this Section 6.1.

6.2. Additional  Warranties,  Representations and Covenants.  In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:
     (A)  Seller will not assign,  transfer,  sell, or grant, or permit any lien or security interest in any Purchased  Receivables or Collateral to or in favor of any other party, without Buyer's prior written consent;
     (B)  The Seller's name, form of organization,  chief executive office,  and the place where the records  concerning all Purchased  Receivables and
          Collateral  are kept is set forth at the beginning of this  Agreement,
          Collateral  is located only at the location set forth in the beginning of this Agreement,  or, if located at any additional location,  as set forth on a schedule  attached to this Agreement,  and Seller will give
          Buyer at least  thirty  (30) days prior  written  notice if such name, organization,  chief executive office or other locations of Collateral or records concerning  Purchased  Receivables or Collateral is changed or added and shall execute any documents  necessary to perfect Buyer's interest in the Purchased Receivables and the Collateral;
     (C)  Seller  shall (i) pay all of its normal gross  payroll for  employees, and all federal and state taxes,  as and when due,  including  without limitation  all payroll and  withholding  taxes and state sales taxes;
          (ii)  deliver  at any time and from time to time at  Buyer's  request, evidence satisfactory to Buyer that all such amounts have been paid to the proper taxing  authorities;  and (iii) if requested by Buyer,  pay its payroll and related taxes through a bank or an independent payroll service acceptable to Buyer.
     (D)  Seller has not,  as of the time  Seller  delivers  to Buyer an Invoice
          Transmittal,  or as of the time Seller accepts any Advance from Buyer, filed  a  voluntary  petition  for  relief  under  the  United  States
          Bankruptcy  Code or had filed against it an  involuntary  petition for relief;
     (E)  If Seller owns, holds or has any interest in, any copyrights  (whether registered, or unregistered),  patents or trademarks,  and licenses of any of the foregoing, such interest has been disclosed to Buyer and is specifically  listed and  identified on a schedule to this  Agreement, and Seller shall immediately  notify Buyer if Seller hereafter obtains any interest in any  additional  copyrights,  patents,  trademarks  or licenses that are  significant in value or are material to the conduct of its business;
     (F)  Seller shall provide  Buyer with:  (i) a Compliance  Certificate  on a monthly  basis  (when  outstanding  Advances  exist) to be received by
          Buyer no later than 30 days following each Reconciliation Period or on a more  frequent or other  basis if and as  requested  by Buyer,  (ii)
          accounts   receivable   agings  and  accounts   payable  agings  (when
          outstanding  Advances  exist)  within  20 days  after  the end of each month, (iii) estimates of commissions  receivable within 10 days after the last day of each  month,  and (iv)  reporting  of  collections  of commissions within 10 days after the last day of each month;
     (G)  Seller shall  provide  Buyer with,  (i) as soon as  available,  but no later than 30 days following  each  Reconciliation  Period,  a company prepared balance sheet and income  statement (if outstanding  Advances exist), prepared under GAAP,  consistently applied,  covering Seller's operations during the period; (ii) as soon as available,  but no later than 120 days  after the last day of  Seller's  fiscal  year,  audited consolidated  financial  statements prepared under GAAP,  consistently applied,  together  with  an  unqualified  opinion  on  the  financial statements  from  an  independent  certified  public  accounting  firm reasonably  acceptable  to Buyer;  (iii) a prompt  report of any legal actions  pending or  threatened  against  Seller that could  result in damages or costs to Seller; (iv) budgets, sales projections, operating plans or other financial information Buyer reasonably requests;
     (H)  On request by Buyer,  Seller will  promptly  furnish  any  information
          Buyer may  reasonably  request to  determine  financial  condition  of
          Seller, including, but not limited to all of Seller's Obligations, and the condition of any of Seller's receivables which may include but are not limited to Purchased Receivables; and
     (I)  Within 45 days after the  Effective  Date and through the term of this
          Agreement, Seller will maintain its primary operating deposit accounts with Buyer.

7.   Adjustments.  In the  event  of a  breach  of  any of the  representations, warranties,  or  covenants  set forth in Section  6.1,  or in the event any
     Adjustment  or dispute is  asserted  by any Account  Debtor,  Seller  shall promptly advise Buyer and shall,  subject to the Buyer's approval,  resolve such  disputes  and advise  Buyer of any  adjustments.  Unless the disputed
     Purchased  Receivable  is  repurchased  by Seller  and the full  Repurchase
     Amount is paid,  Buyer shall  remain the  absolute  owner of any  Purchased
     Receivable  which is subject to Adjustment or repurchase  under Section 4.2 hereof, and any rejected,  returned,  or recovered personal property,  with the right to take possession thereof at any time. If such possession is not taken by Buyer,  Seller is to resell it for  Buyer's  account  at  Seller's expense with the  proceeds  made  payable to Buyer.  While  Seller  retains possession of said returned  goods,  Seller shall  segregate said goods and mark them "property of Silicon Valley Bank."

8.   Security Interest. To secure the prompt payment and performance to Buyer of all of the  Obligations,  Seller hereby  grants to Buyer a continuing  lien upon and  security  interest in all of Seller's  now  existing or hereafter arising rights and interest in the following, whether now owned or existing
     or  hereafter  created,   acquired,   or  arising,   and  wherever  located
     (collectively, the "Collateral"):
     (A)  All   accounts,   receivables,   contract   rights,   chattel   paper,
          instruments,   documents,  letters  of  credit,  bankers  acceptances,
          drafts,  checks, cash,  investment property,  securities,  and general intangibles  (including,  without  limitation,  all claims,  causes of action,  deposit  accounts,  guaranties,  rights in and  claims  under insurance  policies  (including rights to premium refunds),  rights to tax  refunds,  copyrights,  patents,  trademarks,  rights in and under license agreements, and all other intellectual property);
     (B)  All inventory,  including  Seller's rights to any returned or rejected goods,  with  respect to which  Buyer shall have all the rights of any unpaid seller,  including the rights of replevin,  claim and delivery, reclamation, and stoppage in transit;
     (C)  All monies, refunds and other amounts due Seller,  including,  without
          limitation,   amounts  due  Seller  under  this  Agreement  (including
          Seller's right of offset and recoupment);
     (D)  All equipment,  machinery,  furniture,  furnishings,  fixtures, tools, supplies and motor vehicles;
     (E)  All farm products, crops, timber, minerals and the like (including oil and gas);
     (F)  All accessions to,  substitutions for, and replacements of, all of the foregoing;
     (G)  All books and records pertaining to all of the foregoing; and
     (H)  All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds. Seller is not authorized to sell,  assign,  transfer or otherwise  convey any  Collateral  without
          Buyer's  prior  written  consent,  except  for the  sale  of  finished inventory in the Seller's  usual course of business.  Seller agrees to sign any  instruments  and  documents  requested by Buyer to evidence, perfect,  or protect the interests of Buyer in the Collateral.  Seller authorizes  Buyer  to file  financing  statements  without  notice  to
          Seller,   with  all   appropriate   jurisdictions,   as  Buyer   deems
          appropriate,  in order to perfect or protect  Buyer's  interest in the
          Collateral.  Seller  agrees to deliver to Buyer the  originals  of all instruments,  chattel  paper and  documents  evidencing  or related to
          Purchased Receivables and Collateral.

9.  Default.  The occurrence of any one or more of the following shall constitute an Event of Default hereunder.
     (A)  Seller fails to pay any amount owed to Buyer as and when due;
     (B)  There  shall be  commenced  by or  against  Seller  any  voluntary  or involuntary  case  under the United  States  Bankruptcy  Code,  or any assignment for the benefit of creditors,  or appointment of a receiver or custodian for any of its assets;
     (C)  Seller shall  become  insolvent in that its debts are greater than the fair value of its assets,  or Seller is generally not paying its debts as they become due or is left with unreasonably small capital;
     (D)  Any involuntary  lien,  garnishment,  attachment or the like is issued against or attaches to the Purchased Receivables or any Collateral;
     (E)  Seller   shall   breach  any   covenant,   agreement,   warranty,   or
          representation shall constitute an immediate default hereunder;
     (F)  Seller is not in compliance  with,  or otherwise is in default  under, any term of any document,  instrument or agreement  evidencing a debt, obligation  or liability  of any kind or  character of Seller,  now or hereafter existing,  in favor of Buyer or any division or affiliate of
          Silicon  Valley Bank,  regardless of whether such debt,  obligation or liability is direct or indirect, primary or secondary,  joint, several or joint and several,  or fixed or  contingent,  together with any and
          all  renewals  and   extensions   of  such  debts,   obligations   and
          liabilities, or any part thereof;
     (G)  An event of default  shall  occur under any  guaranty  executed by any guarantor of the  Obligations of Seller to Buyer under this Agreement, or any material  provision of any such  guaranty  shall for any reason cease  to be  valid  or  enforceable  or any  such  guaranty  shall be repudiated or terminated, including by operation of law;
     (H)  A default or event of default shall occur under any agreement  between
          Seller  and  any   creditor  of  Seller   that  has  entered   into  a
          subordination agreement with Buyer;
     (I)  Any creditor  that has entered  into a  subordination  agreement  with
          Buyer  shall  breach  any of the  terms  of or not  comply  with  such subordination agreement; or
     (J)  (i) There is a material adverse change in the business, operations, or condition  (financial or otherwise) of the Seller,  or (ii) there is a material impairment of the prospect of repayment of any portion of the
          Obligations  or (iii) there is a material  impairment  of the value or priority of Buyer's security interests in the Collateral.

10.  Remedies Upon  Default.  Upon the  occurrence  of an Event of Default,  (1)
     without implying any obligation to buy receivables,  Buyer may cease buying receivables or extending any financial accommodations to Seller; (2) all or a portion of the Obligations  shall be, at the option of and upon demand by
     Buyer,  or with respect to an Event of Default  described in Section  9(B), automatically  and without  notice or demand,  due and payable in full; and
     (3) Buyer shall have and may  exercise  all the rights and  remedies  under this Agreement and under applicable law,  including the rights and remedies of a secured party under the California  Uniform  Commercial  Code, all the power of  attorney  rights  described  in  Section  5 with  respect  to all
     Collateral,  and the right to collect,  dispose of, sell,  lease,  use, and realize upon all Purchased Receivables and all Collateral in any commercial reasonable manner.  Seller and Buyer agree that any notice of sale required to be given to Seller  shall be deemed to be  reasonable  if given five (5)
     days prior to the date on or after which the sale may be held. In the event that the Obligations are accelerated hereunder, Seller shall repurchase all of the Purchased Receivables as set forth in Section 4.4.

11.  Accrual of  Interest.  If any amount owed by Seller  hereunder  is not paid when due,  including,  without  limitation,  amounts due under Section 3.5,
     Repurchase   Amounts,   amounts  due  under   Section  12,  and  any  other
     Obligations,  such amounts shall bear interest at a per annum rate equal to the per annum rate of the Finance  Charges until the earlier of (i) payment in good funds or (ii) entry of a final judgment thereof,  at which time the principal amount of any money judgment  remaining  unsatisfied shall accrue interest at the highest rate allowed by applicable law.

12.  Fees,  Costs and  Expenses;  Indemnification.  The Seller will pay to Buyer immediately  upon demand all fees,  costs and expenses  (including  fees of attorneys and professionals and their costs and expenses) that Buyer incurs or may from time to time impose in  connection  with any of the  following:
     (a) preparing, negotiating,  administering, and enforcing this Agreement or
     any  other  agreement  executed  in  connection  herewith,   including  any
     amendments,  waivers or consents in connection  with any of the  foregoing,
     (b) any litigation or dispute (whether  instituted by Buyer,  Seller or any other  person)  in any  way  relating  to the  Purchased  Receivables,  the
     Collateral,  this Agreement or any other  agreement  executed in connection herewith or  therewith,  (c)  enforcing  any rights  against  Seller or any guarantor,  or any Account Debtor, (d) protecting or enforcing its interest in  the  Purchased  Receivables  or  the  Collateral,  (e)  collecting  the
     Purchased  Receivables and the Obligations,  and (f) the  representation of
     Buyer in  connection  with any  bankruptcy  case or  insolvency  proceeding involving Seller,  any Purchased  Receivable,  the Collateral,  any Account
     Debtor,  or any guarantor.  Seller shall  indemnify and hold Buyer harmless from and against any and all claims, actions, damages, costs, expenses, and liabilities of any nature whatsoever  arising in connection with any of the foregoing.

13.  Severability, Waiver, and Choice of Law. In the event that any provision of this  Agreement is deemed  invalid by reason of law, this Agreement will be construed  as not  containing  such  provision  and  the  remainder  of the
     Agreement  shall remain in full force and effect.  Buyer retains all of its rights,  even if it makes an Advance  after an Event of  Default.  If Buyer waives an Event of Default,  it may  enforce a later Event of Default.  Any consent  or waiver  under,  or  amendment  of,  this  Agreement  must be in writing.  Nothing  contained  herein,  or any action  taken or not taken by
     Buyer at any time,  shall be construed at any time to be  indicative of any obligation or  willingness  on the part of Buyer to amend this Agreement or to grant to  Seller  any  waivers  or  consents.  This  Agreement  has been transmitted by Seller to Buyer at Buyer's office in the State of California and has been  executed  and  accepted by Buyer in the State of  California.
     This Agreement  shall be governed by and interpreted in accordance with the internal laws of the State of California.

14.  Account Collection Services.  Certain Account Debtors may require or prefer that all of Seller's  receivables be paid to the same address and/or party, or Seller and Buyer may agree that all receivables  with respect to certain
     Account  Debtors be paid to one party.  In such event  Buyer and Seller may agree that Buyer shall collect all  receivables  whether owned by Seller or
     Buyer and  (provided  that there does not then exist an Event of Default or event that with notice,  lapse or time or  otherwise  would  constitute  an
     Event of Default,  and subject to Buyer's rights in the  Collateral)  Buyer agrees to remit to Seller  the  amount of the  receivables  collections  it receives with respect to receivables other than Purchased  Receivables.  It is  understood  and agreed by Seller that this  Section does not impose any affirmative  duty on  Buyer  to do any act  other  than to turn  over  such amounts.  All such  receivables  and  collections are Collateral and in the event of  Seller's  default  hereunder,  Buyer  shall have no duty to remit collections of Collateral and may apply such collections to the obligations hereunder  and Buyer  shall  have the rights of a secured  party  under the
     California Uniform Commercial Code.

15.  Notices. All notices shall be given to Buyer and Seller at the addresses or faxes set forth on the first page of this  Agreement and shall be deemed to have been  delivered and received:  (a) if mailed,  three (3) calendar days after deposited in the United States mail, first class,  postage  pre-paid,
     (b) one (1) calendar day after deposit with an overnight  mail or messenger service; or (c) on the same date of confirmed  transmission if sent by hand delivery, telecopy, telefax or telex.

16.  Jury Trial.  SELLER AND BUYER EACH HEREBY (a) WAIVE THEIR RESPECTIVE RIGHTS
     TO A JURY TRIAL ON ANY CLAIM OR ACTION ARISING OUT OF OR IN CONNECTION WITH
     THIS  AGREEMENT,  ANY  RELATED  AGREEMENTS,  OR  ANY  OF  THE  TRANSACTIONS
     CONTEMPLATED HEREBY OR THEREBY;  (b) RECOGNIZE AND AGREE THAT THE FOREGOING
     WAIVER  CONSTITUTES  A  MATERIAL  INDUCEMENT  FOR  IT TO  ENTER  INTO  THIS
     AGREEMENT;  AND (c) REPRESENT AND WARRANT THAT IT HAS REVIEWED THIS WAIVER,
     HAS  DETERMINED  FOR ITSELF THE NECESSITY TO REVIEW THE SAME WITH ITS LEGAL
     COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL RIGHTS TO A JURY TRIAL.

17.  Term and Termination.  The term of this Agreement shall be for one (1) year from the date hereof, and from year to year thereafter unless terminated in writing by Buyer or Seller.  Seller and Buyer  shall each have the right to terminate this Agreement at any time.  Notwithstanding  the foregoing,  any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this
     Agreement  shall continue to be effective,  and Buyer's rights and remedies hereunder shall survive such  termination,  until all transactions  entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

18.  Titles and Section  Headings.  The titles and section  headings used herein are for  convenience  only  and  shall  not be used  in  interpreting  this
     Agreement.

19.  Other  Agreements.  The terms and  provisions of this  Agreement  shall not adversely  affect the rights of Buyer or any other division or affiliate of
     Silicon Valley Bank under any other document,  instrument or agreement. The terms of such other  documents,  instruments and agreements shall remain in full force and effect  notwithstanding the execution of this Agreement.  In the event of a conflict  between any  provision of this  Agreement  and any provision of any other document,  instrument or agreement between Seller on the one hand,  and Buyer or any other  division  or  affiliate  of  Silicon
     Valley Bank on the other hand, Buyer shall determine in its sole discretion which  provision shall apply.  Seller  acknowledges  specifically  that any security  agreements,  liens and/or security  interests  currently securing payment of any  obligations  of Seller owing to Buyer or any other division or affiliate of Silicon Valley Bank also secure Seller's  obligations under this Agreement, and are valid and subsisting and are not adversely affected by execution of this Agreement.  Seller further  acknowledges  that (a) any collateral under other outstanding  security  agreements or other documents between  Seller and Buyer or any other  division  or  affiliate  of Silicon
     Valley Bank secures the  obligations of Seller under this Agreement and (b)
     a default by Seller under this Agreement  constitutes a default under other outstanding  agreements  between  Seller and Buyer or any other division or affiliate of Silicon Valley Bank.

     IN WITNESS  WHEREOF,  Seller and Buyer have executed this  Agreement on the day and year above written.

SELLER:  Cognigen Networks, Inc.

By    /s/ Gary L. Cook
Title SVP/CFO

BUYER:   SILICON VALLEY BANK

By /s/ Jeffrey Strawn
Title  VP, Sr. Portfolio Mgr.
Effective Date 12/26/03

                                   EXHIBIT "A"

                  TO FINANCING STATEMENT AND SECURITY AGREEMENT

     This FINANCING  STATEMENT and SECURITY AGREEMENT covers the following types or items of property  (in  addition  to, and without  limiting the types of property set forth on page 1 hereof):

A)   All accounts,  receivables,  contract rights,  chattel paper,  instruments, documents,  letters of credit,  bankers acceptances,  drafts, checks, cash, investment property,  securities, deposit accounts, and general intangibles
     (including,  without limitation,  all claims, causes of action, guaranties, rights in and claims under insurance policies  (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);

B)   All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including  the rights of replevin,  claim and  delivery,  reclamation,  and stoppage in transit;

C)   All monies,  refunds  and other  amounts  due  Seller,  including,  without limitation,  amounts due Seller under this  Agreement  (including  Seller's right of offset and recoupment);

D)   All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;

E)   All farm products,  crops, timber, minerals and the like (including oil and gas);

F)   All  accessions  to,  substitutions  for, and  replacements  of, all of the foregoing;

G)   All books and records pertaining to all of the foregoing; and

H)   All proceeds of the  foregoing,  whether due to  voluntary  or  involuntary disposition, including insurance proceeds.

Initials:                  GLC
                  ------------------

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement (this "IP Agreement") is made as of the Effective Date by and between Cognigen Networks, Inc. ("Grantor"), and
Silicon Valley Bank, a California banking corporation ("Bank").

                                    RECITALS

A.   Bank will  make  advances  to  Grantor  ("Advances")  as  described  in the
     Accounts Receivable Purchase Agreement (the "Purchase Agreement"), but only if Grantor grants Bank a security  interest in its Copyrights,  Trademarks,
     Patents,  and Mask Works.  Defined terms used but not defined  herein shall have the same meanings as in the Purchase Agreement.

B.   Pursuant  to the terms of the  Purchase  Agreement,  Grantor has granted to
     Bank a security  interest in all of  Grantor's  right  title and  interest, whether  presently  existing or hereafter  acquired in, to and under all of the Collateral.

     NOW, THEREFORE,  for good and valuable  consideration,  receipt of which is hereby  acknowledged  and intending to be legally bound, as collateral  security for the prompt and complete payment when due of Grantor's Indebtedness under the
Purchase Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

1.   Grant of  Security  Interest.  As  collateral  security  for the prompt and complete  payment and  performance  of all of  Grantor's  present or future
     Indebtedness,  obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right,  title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called  the  "Intellectual  Property  Collateral"),  including,  without limitation, the following:

     (a)  Any  and  all  copyright  rights,  copyright  applications,  copyright registrations  and like  protections  in each work or  authorship  and derivative work thereof,  whether published or unpublished and whether or not the same also  constitutes  a trade  secret,  now or  hereafter existing,  created,  acquired or held,  including  without  limitation those  set forth on  Exhibit  A  attached  hereto  (collectively,  the
          "Copyrights");

     (b)  Any and all  trade  secrets,  and  any and all  intellectual  property rights in computer  software  and  computer  software  products now or hereafter existing, created, acquired or held;

     (c)  Any and all design  rights  which may be  available  to Grantor now or hereafter existing, created, acquired or held;

     (d)  All  patents,  patent  applications  and like  protections  including, without limitation, improvements, divisions, continuations,  renewals, reissues,  extensions and continuations-in-part of the same, including without  limitation the patents and patent  applications  set forth on
          Exhibit B attached hereto (collectively, the "Patents");

     (e)  Any  trademark  and  servicemark  rights,  whether  registered or not, applications  to  register  and  registrations  of the  same  and like protections,  and the  entire  goodwill  of the  business  of  Grantor connected with and symbolized by such  trademarks,  including  without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks")

     (f)  All mask works or  similar  rights  available  for the  protection  of semiconductor  chips,  now  owned or  hereafter  acquired,  including, without  limitation  those set  forth on  Exhibit  D  attached  hereto
          (collectively, the "Mask Works");

     (g)  Any and all claims  for  damages  by way of past,  present  and future infringements of any of the rights included above, with the right, but not the  obligation,  to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

     (h)  All  licenses or other rights to use any of the  Copyrights,  Patents,
          Trademarks,  or Mask Works and all license fees and royalties  arising from such use to the extent permitted by such license or rights; and

     (i)  All  amendments,  extensions,  renewals and  extensions  of any of the
          Copyrights, Trademarks, Patents, or Mask Works; and

     (j)  All  proceeds  and  products  of  the  foregoing,   including  without
          limitation all payments  under  insurance or any indemnity or warranty payable in respect of any of the foregoing.

2.   Authorization  and  Request.  Grantor  authorizes  and  requests  that  the
     Register of  Copyrights  and the  Commissioner  of Patents  and  Trademarks
     record this IP Agreement.

3.   Covenants  and  Warranties.  Grantor  represents,  warrants,  covenants and agrees as follows:

     (a)  Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive  licenses granted by Grantor to its customers in the ordinary course of business.

     (b)  Performance of this IP Agreement does not conflict with or result in a breach of any IP  Agreement to which  Grantor is bound,  except to the extent that  certain  intellectual  property  agreements  prohibit the assignment  of the rights  thereunder  to a third  party  without  the licensor's or other party's consent and this IP Agreement  constitutes a security interest.

     (c)  During the term of this IP  Agreement,  Grantor  will not  transfer or
          otherwise   encumber  any  interest  in  the   Intellectual   Property
          Collateral,  except for  non-exclusive  licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

     (d)  To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual  Property  Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual  Property  Collateral violates the rights of any third party;

     (e)  Grantor shall promptly  advise Bank of any material  adverse change in the  composition of the  Collateral,  including but not limited to any subsequent  ownership  right of the  Grantor  in or to any  Trademark,
          Patent, Copyright, or Mask Work specified in this IP Agreement;

     (f)  Grantor  shall (i)  protect,  defend and  maintain  the  validity  and enforceability of the Trademarks, Patents, Copyrights, and Mask Works,
          (ii) use its best efforts to detect  infringements  of the Trademarks,
          Patents,  Copyrights,  and Mask  Works  and  promptly  advise  Bank in writing of  material  infringements  detected  and (iii) not allow any
          Trademarks,  Patents,  Copyrights,  or  Mask  Works  to be  abandoned, forfeited or dedicated  to the public  without the written  consent of
          Bank,  which  shall  not  be  unreasonably  withheld,  unless  Grantor determines that reasonable business practices suggest that abandonment is appropriate.

     (g)  Grantor  shall not  register  any  Copyrights  or Mask  Works with the
          United  States  Copyright  Office  unless  it:  (i) has given at least fifteen (15) days' prior notice to Bank of its intent to register such
          Copyrights  or Mask  Works  and has  provided  Bank with a copy of the application it intends to file with the United States Copyright Office
          (excluding  exhibits  thereto);  (ii) executes a security agreement or such  other  documents  as Bank  may  reasonably  request  in order to maintain the  perfection and priority of Bank's  security  interest in the  Copyrights  proposed  to b e  registered  with the United  States
          Copyright Office;  and (iii) records such security  documents with the
          United  States  Copyright  Office  contemporaneously  with  filing the
          Copyright  application(s)  with the United  States  Copyright  Office.
          Grantor  shall  promptly  provide  to  Bank  a copy  of the  Copyright application(s) filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for
          Bank to maintain the perfection and priority of its security  interest in such Copyrights or Mask Works. Grantor shall provide written notice to Bank of any  application  filed by  Grantor  in the  United  States
          Patent  Trademark  Office for a patent or to register a  trademark  or service mark within 30 days of any such filing;

     (h)  This  IP  Agreement  creates,  and  in  the  case  of  after  acquired
          Intellectual Property Collateral, this IP Agreement will create at the time  Grantor  first has  rights in such after  acquired  Intellectual
          Property  Collateral,  in favor of Bank a valid  and  perfected  first priority security interest in the Intellectual  Property Collateral in the  United  States  securing  the  payment  and  performance  of  the obligations  evidenced  by the  Purchase  Agreement  upon  making  the filings referred to in clause (i) below;

     (i)  To its  knowledge,  except for,  and upon,  the filing with the United
          States  Patent and  Trademark  office with  respect to the Patents and
          Trademarks  and  the  Register  of  Copyrights  with  respect  to  the
          Copyrights and Mask Works necessary to perfect the security  interests created hereunder and except as has been already made or obtained,  no authorization, approval or other action by, and no notice to or filing with,  any U.S.  governmental  authority  of U.S.  regulatory  body is required either (i) for the grant by Grantor of the security  interest granted hereby or for the  execution,  delivery or performance of this
          IP Agreement by Grantor in the U.S. or (ii) for the  perfection in the
          United  States or the  exercise  by Bank of its  rights  and  remedies thereunder;

     (j)  All information heretofore, herein or hereafter supplied to Bank by or on  behalf  of  Grantor  with  respect  to the  Intellectual  Property
          Collateral is accurate and complete in all material respects.

     (k)  Grantor  shall not enter  into any  agreement  that  would  materially impair or conflict with Grantor's obligations hereunder without Bank's prior  written  consent,  which  consent  shall  not  be  unreasonably withheld.  Grantor  shall not permit  the  inclusion  in any  material contract to which it becomes a party of any  provisions  that could or might in any way  prevent  the  creation  of a  security  interest  in
          Grantor's  rights and  interest in any  property  included  within the definition of the Intellectual property Collateral acquired under such contracts,  except that certain contracts may contain  anti-assignment provisions  that could in effect  prohibit  the creation of a security interest in such contracts.

     (l)  Upon any  executive  officer of  Grantor  obtaining  actual  knowledge thereof,  Grantor  will  promptly  notify Bank in writing of any event
          that   materially   adversely   affects  the  value  of  any  material
          Intellectual Property Collateral, the ability of Grantor to dispose of any  material  Intellectual  Property  Collateral  of the  rights  and remedies of Bank in relation thereto,  including the levy of any legal process against any of the Intellectual Property Collateral.

4.   Bank's Rights. Bank shall have the right, but not the obligation,  to take, at Grantor's sole expense,  any actions that Grantor is required under this
     IP Agreement to take but which  Grantor  fails to take,  after fifteen (15)
     days' notice to Grantor. Grantor shall reimburse and indemnify Bank for all reasonable  costs  and  reasonable  expenses  incurred  in  the  reasonable exercise of its rights under this section 4.

5.   Inspection  Rights.  Grantor  hereby  grants  to Bank  and  its  employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that  manufacture,  install or store products (or that have done so during the prior  six-month  period) that are sold  utilizing any of the
     Intellectual  Property Collateral,  and to inspect the products and quality control records relating thereto upon reasonable  written notice to Grantor and as often as may be reasonably  requested,  but not more than one (1) in every six (6) months; provided,  however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information.

6.   Further Assurances; Attorney in Fact.

     (a)  On a continuing  basis,  Grantor will,  subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver,  and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate  financing  and  continuation  statements  and  collateral agreements  and filings with the United States  Patent and  Trademarks
          Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable,  or as requested by Bank, to  perfect  Bank's  security  interest  in all  Copyrights,  Patents,
          Trademarks,  and Mask Works and  otherwise to carry out the intent and purposes of this IP Agreement,  or for assuring and confirming to Bank the grant or  perfection  of a security  interest in all  Intellectual
          Property Collateral.

     (b)  Grantor    hereby    irrevocably    appoints    Bank   as    Grantor's
          attorney-in-fact,  with  full  authority  in the  place  and  stead of
          Grantor and in the name of Grantor,  Bank or  otherwise,  from time to time in Bank's  discretion,  upon Grantor's failure or inability to do so, to take any action and to execute  any  instrument  which Bank may deem  necessary  or advisable  to  accomplish  the purposes of this IP
          Agreement, including:

          (i)  To modify,  in its sole  discretion,  this IP  Agreement  without first  obtaining  Grantor's  approval  of or  signature  to  such modification  by amending  Exhibit A,  Exhibit B,  Exhibit C, and
               Exhibit D hereof,  as  appropriate,  to include  reference to any right, title or interest in any Copyrights,  Patents,  Trademarks or Mask Works  acquired by Grantor after the execution  hereof or to delete any  reference  to any right,  title or interest in any
               Copyrights,  Patents,  Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

          (ii) To  file,  in its  sole  discretion,  one or  more  financing  or continuation  statements and amendments thereto,  relative to any of the Intellectual  Property Collateral without the signature of
               Grantor where permitted by law.

7.   Events of Default.  The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

     (a)  An Event of Default occurs under the Purchase Agreement; or

     (b)  Grantor  breaches any warranty or agreement made by Grantor in this IP
          Agreement.

8.   Remedies.  Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured  party under the California  Uniform  Commercial Code,  including without limitation the right to require Grantor to assemble the Intellectual  Property  Collateral and any tangible property in which Bank has a security interest and to make it  available  to Bank at a place  designated  by Bank.  Bank  shall have a
     nonexclusive,   royalty  free  license  to  use  the  Copyrights,  Patents,
     Trademarks,  and Mask Works to the extent  reasonably  necessary  to permit
     Bank to exercise its rights and remedies upon the occurrence of an Event of
     Default.  Grantor will pay any expenses  (including  reasonable  attorney's fees)  incurred by Bank in  connection  with the  exercise of any of Bank's rights  hereunder,  including  without  limitation any expense  incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies  with respect to the  Intellectual  Property  Collateral  shall be cumulative.

9.   Indemnity.  Grantor agrees to defend,  indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations,  demands, claims,  and  liabilities  claimed  or  asserted  by  any  other  party  in connection with the transactions contemplated by this IP Agreement, and (b)
     all losses or expenses in any way suffered,  incurred, or paid by Bank as a result of or in any way  arising  out of,  following  or  consequential  to transactions  between Bank and Grantor,  whether under this IP Agreement or otherwise  (including  without  limitation,  reasonable  attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

10.  Reassignment.  At such time as Grantor shall completely  satisfy all of the obligations  secured  hereunder,  Bank shall execute and deliver to Grantor all deed, assignments,  and other instruments as may be necessary or proper to  reinvest  in Grantor  full title to the  property  assigned  hereunder, subject  to any  disposition  thereof  which  may  have  been  made by Bank pursuant hereto.

11.  Course of Dealing. No course of dealing,  nor any failure to exercise,  nor any delay in  exercising  any right,  power or  privilege  hereunder  shall operate as a waiver thereof.

12.  Attorneys'  Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party,  the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

13.  Amendments.  This IP Agreement may be amended only by a written  instrument signed by both parties hereto.

14.  Counterparts.   This  IP   Agreement   may  be  executed  in  two  or  more
     counterparts,  each of which shall be deemed an  original  but all of which together shall constitute the same instrument.

15.  Law and Jurisdiction.  This IP Agreement shall be governed by and construed in accordance with the laws of the State of California,  without regard for choice of law  provisions.  Grantor  and Bank  consent to the  nonexclusive jurisdiction  of any state or federal  court located in Santa Clara County,
     California.

16.  Confidentiality.  In  handling  any  confidential  information,  Bank shall exercise the same degree of care that it exercises  with respect to its own proprietary  information of the same types to maintain the  confidentiality of any non-public information thereby received or received pursuant to this
     IP Agreement except that the disclosure of this information may be made (i)
     to the affiliates of the Bank, (ii) to prospective transferee or purchasers of an interest in the obligations  secured hereby,  provided that they have entered into comparable  confidentiality  agreement in favor of Grantor and have deliver a copy to Grantor, (iii) as required by law, regulation,  rule or  order,  subpoena  judicial  order or  similar  order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank.

     IN WITNESS  WHEREOF,  the parties hereto have executed this IP Agreement on the day and year first above written.

Address of Grantor:                                       GRANTOR:

7001 Seaview Avenue NW, Suite 210       COGNIGEN NETWORKS, INC.
Seattle, WA 98117
                                         By: /s/ Gary L. Cook
                                            ------------------------------------
                                         Name: Gary L. Cook
                                              ----------------------------------
                                         Title:    CFO
                                               ---------------------------------

Exhibit "A" attached to that certain Intellectual Property Security Agreement.

                                                     EXHIBIT "A"

                                                     COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS
------------------------------

COPYRIGHT                           REGISTRATION                       DATE OF
DESCRIPTION                            NUMBER                          ISSUANCE
-----------                         ------------                       --------

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
-------------------------------------------
                                                                                FIRST DATE
COPYRIGHT                  APPLICATION               DATE OF  DATE OF           OF PUBLIC
DESCRIPTION                   NUMBER                  FILING  CREATION          DISTRIBUTION
-----------                -----------               -------- ---------         ------------

SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------
                                                                             DATE AND
                                                                            RECORDATION
                                                                              NUMBER OF
                                                                           IP AGREEMENT TO
                                                                               OWNER OF
                                                       ORIGINAL              GRANTOR (IF)
                                                       AUTHOR OR            ORIGINAL AUTHOR
                                                       OWNER OF              OR OWNER OF
                                                      COPYRIGHT              COPYRIGHT IS
COPYRIGHT           DATE          FIRST DATE OF      (IF DIFFERENT           DIFFERENT FROM
DESCRIPTION       CREATION        DISTRIBUTION       FROM GRANTOR)              GRANTOR)
-----------       --------        -------------      -------------     ---------------------

Exhibit "B" attached to that certain Intellectual Property Security Agreement.

                                                     EXHIBIT "B"

                                                       PATENTS
PATENT
DESCRIPTION       DOCKET NO.        COUNTRY SERIAL NO.                 FILING DATE      STATUS
-----------       ----------        ------- ----------                 -----------      ------

Exhibit "C" attached to that certain Intellectual Property Security Agreement.

                                                     EXHIBIT "C"

                                                     TRADEMARKS

TRADEMARK
DESCRIPTION       COUNTRY  SERIAL NO.                REG. NO           STATUS
-----------       -------  ----------                -------           ------

Exhibit "D" attached to that certain Intellectual Property Security Agreement.

                                                     EXHIBIT "D"

                                                     MASK WORKS

MASK WORK
DESCRIPTION       COUNTRY  SERIAL NO.                REG. NO           STATUS
-----------       -------  ----------                -------           ------